UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2005

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Digital Drive, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (415) 506-6700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 26, 2005, the Company issued a press release announcing certain preliminary, unaudited net sales results for the fourth quarter and the fiscal year ended December 31, 2004 for its Orapred® and Aldurazyme® products. The company also provided fiscal year 2005 sales guidance for both products.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated January 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioMarin Pharmaceutical Inc.
Date: January 26, 2005
	By:	/s/ Jeffrey H. Cooper
Jeffrey H. Cooper, Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press Release dated January 26, 2005.